                                                                EXHIBIT 10.2

                 AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE
                     OF REAL ESTATE AND PERSONAL PROPERTY

  THIS AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE OF REAL ESTATE AND PERSONAL PROPERTY (hereinafter referred to as the "Amendment"), dated August 29, 2003 (hereinafter referred to as the "Effective Date"), is by and between PRESIDENT BROADWATER HOTEL, L.L.C., a Mississippi limited liability company, successor to BH Acquisition Corporation (hereinafter referred to as "Seller"), and A. D. JULDEN ENTERPRISES, LLC, a Mississippi limited liability company (hereinafter referred to as "Purchaser").

  WHEREAS, Seller and Purchaser desire to amend that certain Agreement for Sale and Purchase of Real Estate and Personal Property, dated June 2, 2003 (hereinafter referred to as the "Agreement").

  NOW, THEREFORE, in consideration of the foregoing premises, and other valuable consideration, the receipt and sufficiency of which is acknowledged, Seller and Purchaser agree as follows:

  1. Sections (a) and (b) of Article 1 of the Agreement are hereby deleted in their entirety and replaced with the following:

    (a) The real property generally described as the Broadwater Beach Sun Course, 236 Beauvoir Road, Biloxi, Mississippi 39531, and the tangible and intangible personal property associated with said golf course, including the leasehold interest derived from that certain Ground Lease Agreement dated May 24, 1995, by and between the Mississippi Division of the United Sons of Confederate Veterans, a Mississippi corporation, as Lessor, and BH Acquisition Corporation, as Lessee, which was assigned to Seller by Lessee's Assignment of Ground Lease dated July 22, 1997, and recorded in Book 311 page 198, as amended by Non-Disturbance and Lease Modification Agreement between Seller, Lessor and Lehman Brothers Holdings Inc. dated July 22, 1997, and recorded in Book 326 page 314 of the Harrison County, Mississippi records, said real property being more particularly described on EXHIBIT 1.1 (the "Land"), together with said leasehold interest, being more particularly described on EXHIBIT 2.1 (the "Leasehold"), together with the existing improvements thereon situated (together, the "Property");

    (b)  The Seller's interest in any leases affecting the Property;

  2.  Section (e) is hereby added to Article 1 as follows:

    (e) Assignment and Assumption of the Ground Lease Agreement, executed by Seller and Purchaser.

  3.  The following sentence is hereby substituted for the second sentence of
Section 2.2(a):

         In addition, on or before September 5, 2003, Purchaser shall deliver an additional One Hundred Thousand Dollars ($100,000.00) to the

         Escrow Agent to be held in escrow pursuant to the terms of this Agreement.

  4.  Exhibit 2.1 is hereby added to the Agreement as follows:

                                 EXHIBIT 2.1

  LEASED LAND - UNITED SONS OF CONFEDERATE VETERANS

  A leasehold estate granted and created by, and pursuant to the terms and conditions of, that certain Ground Lease Agreement, dated May 24, 1995, and recorded in Book 311, Page 6, et seq., Second Judicial District, Harrison County, Mississippi, between the Mississippi Division of the United Sons of Confederate Veterans, a Mississippi corporation, as lessor, and BH Acquisition Corporation ("BH"), a Mississippi corporation, as lessee (all right, title, and interest of BH thereunder having been assigned to President Broadwater Hotel, L.L.C. pursuant to that certain Lessee's Assignment of Ground Lease, dated as of July 22, 1997, recorded in Deed Book 311, page 198, aforesaid records), in the following described real property located in Section 34, Township 7 South, Range 10 West, City of Biloxi, Second Judicial District, Harrison County, Mississippi, to-wit:

  A parcel of land situated and being located in Section 34, Township 7 South, Range 10 West, Harrison County, Mississippi, and being more particularly described as follows, to wit:

  COMMENCE at the northeast corner of Section 34, and running south 500 feet more or less, running thence west 1290 feet more or less to the property of Will Rich, thence north along the east boundary of the Rich property to the north line of Section 34, thence running east 1290 feet more or less to the point of beginning. Further described as being bounded on the north by Mrs. Dorothy Dorsett Brown property, on the east by Mrs. Dorothy Dorsett Brown property, on the south by L & N Railroad property and on the west by Will Rich property. Parcel contains 14.06 acres and includes the "Mississippi Division of the Limited Sons of Confederate Veterans Parcel 3" as shown on plat of survey, dated April 18, 1997, last revised May 5, 1997, prepared by
  E. Patrick Cassady & Assoc., Inc., signed, sealed, and certified by Michael Cassady, P.L.S. No. 1629.

  5.  The following language is hereby added to Exhibit 1.1 of the Agreement:

  Parcel 1: A parcel of land situated and being located in a part of Sections 26, 27, 35 and 36, Township 7 South, Range 10 West, City of Biloxi, Second Judicial District, Harrison County, Mississippi, and being more particularly described as follows, to wit:

  BEGINNING at the corner common to Sections 25, 26, 35 and 36, Township 7 South, Range 10 West; thence run from said POINT OF BEGINNING, North 89 degrees 55 minutes 36 seconds East 120.0 feet along the north line of said
  Section 36; thence run South 00 degrees 19 minutes East 381.79 feet to the northerly right-of-way line of the 100.0 foot right-of-way of CSX Transportation (formerly L & N Railroad); thence run South 88 degrees 15 minutes 15 seconds West 363.55 feet along the northerly right-of-way line of CSX Transportation; thence run South 87 degrees 26 minutes 12 seconds West
  721.84 feet along the northerly right-of-way of CSX Transportation; thence run South 86 degrees 18 minutes 00 seconds West 4349.08 feet along the northerly right-of-way of CSX Transportation to the point of intersection of said right-of-way with the west line of said Section 35; thence run North 00 degrees 23 minutes 05 seconds West 698.82 feet along the west line of said
  Section 35 to the corner common to Sections 26, 27, 34 and 35; thence run South 89 degrees 35 minutes 53 seconds West 1294.11 feet along the south line of said Section 27; thence run North 00 degrees 09 minutes 42 seconds West 1312. 41 feet to a point on the south line of Pass Road (80 foot public right-of-way); thence run North 89 degrees 40 minutes East 2689.88 feet along the south line of Pass Road; thence run South 00 degrees 40 minutes East 244.0 feet; thence run North 89 degrees 40 minutes East 250.0 feet; thence run South 00 degrees 40 minutes East 366.0 feet; thence run North 89 degrees 40 minutes East 300.0 feet; thence run North 00 degrees 40 minutes West 310.0 feet; thence run South 89 degrees 40 minutes West 100.0 feet; thence run North 00 degrees 40 minutes West 290.0 feet to the south line of Pass Road; thence run North 89 degrees 40 minutes East 610.0 feet along the south line of Pass Road; thence run North 87 degrees 22 minutes 32 seconds East 50.03 feet along the south line of Pass Road; thence run South 00 degrees 40 minutes East 142.0 feet; thence run North 89 degrees 40 minutes East 100.00 feet to the west line of Lewis Street (50-foot public right-of-way); thence run South 00 degrees 40 minutes East 510.0 feet along the west line of Lewis Street to the south line of Lewis Street; thence run North 89 degrees 40 minutes East 77.0 feet along the south line of Lewis Street; thence run South 00 degrees 55 minutes 07 seconds East 312.99 feet and long a fence line; thence run South 15 degrees 35 minutes 36 seconds East 319.43 feet and along a fence line; thence run South 38 degrees 25 minutes 35 seconds East 66.03 feet; thence run North 89 degrees 55 minutes 36 seconds East 1111.52 feet; thence run North 00 degrees 04 minutes 24 seconds West 9.5 feet to the north line of said Section 35; thence run North 89 degrees 55 minutes 36 seconds East 1376.96 feet along the north line of said Section 35 to the POINT OF BEGINNING. Parcel contains 179.8 acres and is the same as shown on plat of survey, dated April 18, 1997, last revised May 5, 1997, prepared by E. Patrick Cassady & Assoc., Inc., signed, sealed , and certified by Michael Cassady, P.L.S. No.1629.

  Parcel 2: A parcel of land situated in the Northwest 1/4 of the Northeast 1/4 of Section 34, Township 7 South, Range 10 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi, and being more particularly described as follows, to wit:

  BEGINNING at the northeast corner of the Northwest 1/4 of the Northeast 1/4 of Section 34, Township 7 South, Range 10 West; thence run from said POINT OF BEGINNING, South 00 degrees 11 minutes 19 seconds East 500.31 feet; thence South 86 degrees 18 minutes 00 seconds West 270.0 feet to a point on the east line of Beauvoir Road (60 foot public right-of-way formerly known as Dahlgren Avenue) thence run North 00 degrees 32 minutes 01 seconds West
  515.84 feet along the east line of Beauvoir Road to the north line of said Northwest 1/4 of the Northeast 1/4; thence run North 89 degrees 35 minutes 53 seconds East 272.7 feet along the north line of the said Northwest 1/4 of the Northeast 1/4 to the POINT OF BEGINNING. Parcel contains 3.16 acres and is the same as shown on plat of survey, dated April 18, 1997, last revised May 5, 1997, prepared by E. Patrick Cassady & Assoc., Inc., signed, sealed, and certified by Michael Cassady, P.L.S. No. 1629.

  6. Except as otherwise modified herein, the terms and conditions of the Agreement shall remain in full force and effect and are hereby reaffirmed by the parties.

  7. Article 14 of the agreement shall be modified as set forth in the copy of the original Article 14 attach hereto as Exhibit "A".

                       [Signatures on following page.]

  IN WITNESS WHEREOF, the Seller and Purchaser have caused this Amendment to the Agreement for Sale and Purchase of Real Estate and Personal Property to be
executed by its proper officers this     day of August, 2003.

                                    SELLER:

                                    PRESIDENT BROADWATER HOTEL, L.L.C.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                    Printed Name: John S. Aylsworth
                                                 -----------------------------
                                    Title: President
                                          ------------------------------------

                                    PURCHASER:

                                    A. D. JULDEN ENTERPRISES, LLC


                                    By: /s/ Daniel Chang
                                       ---------------------------------------
                                    Printed Name: Daniel Chang
                                                 -----------------------------
                                    Title: President
                                          ------------------------------------